                                                                 Exhibit 4.4

                                     WANG


NUMBER                                                              SHARES

 0025

                           WANG LABORATORIES, INC.
                       11% EXCHANGEABLE PREFERRED STOCK
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      SEE REVERSE FOR CERTAIN
                                                    RESTRICTIONS AND DEFINITIONS

THIS CERTIFIES THAT






is the owner of

fully paid and non-assessable shares of the 11% EXCHANGEABLE PREFERRED STOCK,
                              $.01 par value, of

=========================== WANG LABORATORIES, INC. ==========================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of stock represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation, as now or hereafter amended.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the fascimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated

                           WANG LABORATORIES, INC.

                                  CORPORATE
                                     SEAL
                                     1993

                                   DELAWARE


/s/ R.L. BUCKINGHAM                                /s/ JOSEPH M. TUCCI
- -------------------------                          ----------------------------
       TREASURER                                     CHAIRMAN OF THE BOARD AND
                                                      CHIEF EXECUTIVE OFFICER



                         COUNTERSIGNED AND REGISTERED
                                AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR


                                                           AUTHORIZED SIGNATURE



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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE
CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES, POWERS, QUALIFICATIONS AND RELATIVE OR SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common               UNIF GIFT MIN ACT--      Custodian
     TEN ENT--as tenants by the entireties                          (Cust)         (Minor)
     JT TEN --as joint tenants with right of                        under Uniform Gifts to Minors
              survivorship and not as tenants                       Act
              in common                                                   (State)

     Addtional abbreviations may also be used though not in the above list.

For value received, ___ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------------

- --------------------------------------------


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________



                        _______________________________________________________
                        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                NOTICE: THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                        EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER